Exhibit 99.2
Eberle Medical Office Building — Elk Grove, IL
All amounts shown in this report are unaudited and in U.S. dollars unless otherwise noted.

Ventas, Inc.
Fourth Quarter 2009 Supplemental Data
Table of Contents

Portfolio Overview

Triple-Net, Managed and Loan Portfolio	1-2

Property Type and Operator Revenue/NOI Concentration Charts	3

Private Pay Owned Asset Composition Trend	4

Revenue Rollover Schedule	5

Company Development Data	6

Triple-Net Leased Portfolio

Same-Store Cash Flow Coverage and Occupancy Comparison	7

Kindred Healthcare Same-Store TTM EBITDARM Coverage Ratios	8

Cash Flow Coverage and Occupancy Trend Charts	9-11

Medical Office Building Portfolio

Year-over-Year and Sequential Quarter Comparison	12

Stabilized Portfolio Net Operating Income and Occupancy Trend Chart	13

Seniors Housing Operating Portfolio

Year-over-Year and Sequential Quarter Comparison	14

Stabilized Portfolio Net Operating Income, Occupancy and Average Daily Rate Trend Charts	15

Consolidated Financial Information

Historical Normalized FFO/Share	16

Capitalization	17

Debt Maturity Information	18-19

Debt Covenants	20-21

Consolidated Financial Statements	22-26

Funds From Operations, Normalized Funds from Operations, and Funds Available for Distribution	27-28

Recently Adopted Accounting Standards	29

Normalized FFO and FAD Guidance for the Year Ending December 31, 2010	30

Net Debt to Pro Forma EBITDA	31

Ventas, Inc.
Fourth Quarter 2009 Supplemental Data
Owned Portfolio — Overview by Type (Dollars in Millions):1

										Annualized			Annualized
				Number					Annualized	Operating	Total	Annualized	Operating	Total
	Number of	Number of		of States/	Ventas	Cash Flow			NNN	Property	Annualized	NNN	Property	Annualized
Property Type	Properties	Beds/Units/Square Feet		Provinces	Investment	Coverage		Occupancy[2]	Revenue[3]	Revenue[3]	Revenue[3]	NOI[3]	NOI[3]	NOI[3]
Hospital — Stabilized Triple-Net	40	3,517	Beds	17	$345	2.5	x	57.3%	$94	$0	$94	$94	$0	$94
Skilled Nursing — Stabilized Triple-Net	187	22,377	Beds	29	809	1.9	x	89.6%	179	0	179	179	0	179
Seniors Housing — Triple-Net	164	16,689	Units	31	2,256	1.3	x	87.8%	195	0	195	195	0	195
Seniors Housing — Operating	80	6,553	Units	22	2,034	N/A		88.9%	0	371	371	0	113	113
Medical Office — Stabilized	21	1,281,357	Square Feet	9	283	N/A		94.7%	0	37	37	0	24	24
Medical Office — Lease-Up	5	432,742	Square Feet	5	79	N/A		74.4%	0	9	9	0	6	6
Other — Stabilized Triple-Net	8	122	Beds	1	7	4.7	x	N/A	1	0	1	1	0	1

Total	505			45	$5,814	1.8	x		$469	$417	$885	$469	$143	$612

									53%	47%	100%	77%	23%	100%

Loan Portfolio — Overview by Investment (Dollars in Millions):1

				Borrower/	Effective
	Original	Outstanding	Secured/	Asset	Interest		Annualized
Borrower	Investment	Principal	Unsecured	Type	Rate		Revenue[3]	Balance Sheet Line
Manor Care	$99	$112	Secured	SNF/ALF	5.9%		$6	Loans Receivable
HCA	45	50	Unsecured	Hospital	9.6%		4	Other Assets
Emeritus Senior Living	13	15	Secured	Seniors Housing	12.6%		2	Loans Receivable
Brookdale Senior Living	9	0	Secured	Seniors Housing	L + 600	bps[4]	0	Loans Receivable
Other — Secured[5]	19	14	Secured	Seniors Housing	3.7%		1	Loans Receivable
Other — Unsecured	14	15	Unsecured	Hospital	9.4%		1	Other Assets

Total	$198	$206					$14

Owned Portfolio — Overview by State/Province:1

	Totals		Hospital		Skilled Nursing		Seniors Housing		Medical Office		Other
State/Province	No.	%	No.	Beds	No.	Beds	No.	Units	No.	Sq. Feet	No.	Beds
California	37	7%	5	455	6	771	26	3,301	0	0	0	0
Pennsylvania	34	7%	2	115	6	797	24	1,597	2	111,671	0	0
Massachusetts	34	7%	2	109	26	2,694	6	856	0	0	0	0
Ohio	30	6%	0	0	12	1,575	16	1,153	2	144,639	0	0
Kentucky	29	6%	2	424	27	3,054	0	0	0	0	0	0
Florida	26	5%	6	511	0	0	14	1,454	6	206,533	0	0
Illinois	24	5%	4	431	1	82	17	2,634	2	164,279	0	0
Indiana	23	5%	1	59	13	1,867	9	1,001	0	0	0	0
North Carolina	23	5%	1	124	16	1,802	6	438	0	0	0	0
Texas	21	4%	7	496	0	0	3	261	3	78,222	8	122
All Other	224	44%	10	793	80	9,735	123	10,547	11	1,008,755	0	0

Total	505	100%	40	3,517	187	22,377	244	23,242	26	1,714,099	8	122

[1]	Totals may not add due to rounding.

[2]	Occupancy shown for Seniors Housing excludes communities in lease-up. Occupancy for triple-net properties is as of 3Q09 and occupancy for operating properties is as of 4Q09.

[3]	Annualized fourth quarter Ventas revenue/NOI assuming all events occurred at the beginning of the period. Revenue/NOI reflects Ventas’s portion only for joint venture assets.

[4]	LIBOR floor of 3%. Excludes upfront fee equating to 0.67% per annum.

[5]	Outstanding principal is the approximate carrying value.

Ventas, Inc.
Fourth Quarter 2009 Supplemental Data
Owned and Loan Portfolio — Property Type Concentration:1

	Owned
	Property	Ventas		Annualized		Annualized
Investment Type	Count	Investment	%	Rent/Revenue[2]	%	Rent/NOI[2]	%
Seniors Housing	244	$4,290	71%	$565	63%	$308	49%
Skilled Nursing	187	809	13%	179	20%	179	29%
Hospital	40	345	6%	94	10%	94	15%
Medical Office	26	362	6%	46	5%	30	5%
Other	8	7	NM	1	NM	1	NM
Loans	N/A	206	3%	14	2%	14	2%

Total	505	$6,020	100%	$899	100%	$625	100%

Owned and Loan Portfolio — Operator Concentration:1

	Owned
	Property	Ventas		Annualized		Annualized
Operator/Manager	Count	Investment	%	Rent/Revenue[2]	%	Rent/NOI[2]	%
Sunrise Senior Living	79	$2,033	34%	$369	41%	$113	18%
Brookdale Senior Living	84	1,403	23%	122	14%	122	19%
Kindred Healthcare	197	906	15%	244	27%	244	39%
Senior Care	65	621	10%	52	6%	52	8%
Emeritus Senior Living	11	168	3%	18	2%	18	3%
Capital Senior Living	11	158	3%	14	2%	14	2%
NexCore	7	154	3%	21	2%	13	2%
Manor Care	N/A	112	2%	6	1%	6	1%
Formation	11	89	1%	11	1%	11	2%
HCA	1	51	1%	4	NM	4	1%
Assisted Living Concepts	8	50	1%	5	1%	5	1%
Grubb and Ellis	5	42	1%	4	NM	2	NM
All Other	26	233	4%	30	3%	22	3%

Total	505	$6,020	100%	$899	100%	$625	100%

Owned Portfolio — State/Province Concentration:1

	Owned
	Property	Annualized		Annualized
State/Province	Count	Rent/Revenue[2]	%	Rent/NOI[2]	%
California	37	$113	13%	$78	13%
Illinois	24	94	11%	69	11%
Ontario	9	53	6%	14	2%
Massachusetts	34	49	6%	42	7%
Pennsylvania	34	47	5%	26	4%
New Jersey	10	40	5%	16	3%
Florida	26	38	4%	36	6%
Colorado	16	37	4%	20	3%
Georgia	16	30	3%	17	3%
New York	14	30	3%	20	3%
All Other	285	354	40%	274	45%

Total	505	$885	100%	$612	100%

[1]	Dollars in millions. Totals may not add due to rounding. NM = not material.

[2]	Annualized fourth quarter Ventas revenue/NOI assuming all events occurred at the beginning of the period. Operating asset revenue/NOI reflects Ventas’s portion only for joint venture assets.

Ventas, Inc.
Fourth Quarter 2009 Supplemental Data

Owned and Loan Portfolio - Property Type Concentration:[1]	
Revenue:	NOI:

Loan Investments 2%
MOBs 5%
SNF 20%
Hospitals 10%
Seniors Housing 63%

Loan Investments 2%
MOBs 5%
SNF 29%
Hospitals 15%
Seniors Housing 49%

Owned and Loan Portfolio - Operator Concentration:[1]	
Revenue:	NOI:

Loan Investments 2%
CSL 2%
Other 3%
Emeritus 2%
Senior Care 6%
Brookdale 14%
Kindred 27%
MOBs 5%
Seniors Housing Operating Assets 41%

CSL 2%
Loan Investments 2%
Seniors Housing Operating Assets 18%
Other 3%
Emeritus 3%
Senior Care 8%
MOBs 5%
Brookdale 19%
Kindred 39%

[1]	Annualized fourth quarter Ventas revenue/NOI assuming all events occurred at the beginning of the period. Operating asset revenue/NOI reflects Ventas’s portion only for joint venture assets. Totals may not add due to rounding.

Ventas, Inc.
Fourth Quarter 2009 Supplemental Data
Private Pay Owned Asset Composition Trend:

[1]	Payor source at asset level for Company’s tenants and operators. 3Q2009 is most recent data available. All seniors housing revenue is assumed to be private pay. Totals may not add due to rounding.

Ventas, Inc.
Fourth Quarter 2009 Supplemental Data
Triple-Net and Operating Portfolio Revenue Rollover Schedule Excluding Seniors Housing Operating Communities:1

		Lease Rollover Year
	Totals	2010	2011	2012	2013	2014	Thereafter
Hospital — Stabilized Triple-Net:
Annualized Revenue	$94.3	—	—	—	$46.9	—	$47.4

Skilled Nursing — Stabilized Triple-Net:
Annualized Revenue	178.8	—	—	$2.2	70.5	$2.8	103.3

Seniors Housing — Stabilized Triple-Net:
Annualized Revenue	194.6	—	—	1.7	—	0.5	192.5

Medical Office — Stabilized:
Annualized Revenue[2]	30.1	$3.2	$3.6	2.9	2.4	4.3	13.8

Medical Office — Lease-Up:
Annualized Revenue[2]	8.4	0.1	0.7	0.2	0.2	0.3	6.9

Other — Stabilized Triple-Net:
Annualized Revenue	1.0	1.0	—	—	—	—	—

Total:
Annualized Revenue	$507.2	$4.3	$4.3	$6.9	$119.9	$7.9	$363.9

Percent of Total:	100%	1%	1%	1%	24%	2%	72%

[1]	Annualized fourth quarter Ventas revenue assuming all events occurred at the beginning of the period. Dollars in millions. Totals may not add due to rounding.

[2]	Company’s partners’ share has not been eliminated from revenue.

Ventas, Inc.
Fourth Quarter 2009 Supplemental Data
Company Development Data:

Ventas
		Ventas					Estimated/Actual	Total	Ventas Fixed	Expected
		Ownership		Property	Number of	Actual/Projected	Acquisition	Development	Purchase Price	Stabilized
Status	Property Name	%	MSA	Type	Residents or Beds/Units/Square Feet	Opening Date	Date	Cost[1]	(incl. FPAC)[1]	Yield
In Lease-up	Sunrise of Thorne Mills on Steeles	80%	Toronto	IL/AL/ALZ	256 Residents / 229 Units / 210,000 SF	September 2007	December 2007	Cdn $62.8	Cdn $52.7	8.0%-8.5%

[1]	Dollars in millions.

Ventas, Inc.
Fourth Quarter 2009 Supplemental Data
Same-Store Triple-Net Portfolio Trend Data for Properties Owned for the Full 3rd Quarters of 2009 & 2008:1,2

		Sequential Quarter Comparison						Year-Over-Year Comparison
		3Q09		2Q09				3Q09		3Q08
	Number of	Cash Flow		Cash Flow		3Q09	2Q09	Cash Flow		Cash Flow		3Q09	3Q08
Property Type	Properties	Coverage		Coverage		Occupancy	Occupancy	Coverage		Coverage		Occupancy	Occupancy
Hospital	40	2.5	x	2.5	x	57.3%	59.2%	2.5	x	2.5	x	57.3%	58.0%
Skilled Nursing	186	1.9	x	1.9	x	89.6%	89.5%	1.9	x	2.0	x	89.6%	89.4%
Seniors Housing	164	1.3	x	1.3	x	87.8%	87.0%	1.3	x	1.3	x	87.8%	88.4%
Other	8	4.7	x	5.1	x	N/A	N/A	4.7	x	5.0	x	N/A	N/A

Total	398	1.8	x	1.8	x			1.8	x	1.8	x

Same-Store Triple-Net Portfolio Trend Data for Properties Owned for the Full 2nd and 3rd Quarters of 2009:1,2

		Sequential Quarter Comparison
		3Q09		2Q09
	Number of	Cash Flow		Cash Flow		3Q09	2Q09
Property Type	Properties	Coverage		Coverage		Occupancy	Occupancy
Hospital	40	2.5	x	2.5	x	57.3%	59.2%
Skilled Nursing	187	1.9	x	1.9	x	89.6%	89.5%
Seniors Housing	164	1.3	x	1.3	x	87.8%	87.0%
Other	8	4.7	x	5.1	x	N/A	N/A

Total	399	1.8	x	1.8	x

[1]	Third quarter 2009 is most recent quarter available.

[2]	Cash flow coverages are for trailing twelve months or annualized where the Company’s ownership is for a shorter period.

Ventas, Inc.
Fourth Quarter 2009 Supplemental Data
Kindred Healthcare Same-Store TTM EBITDARM Coverage Ratios:1

Ventas — Kindred	Number of	Sequential Quarter Comparison				Year-Over-Year Comparison
Master Lease	Properties	3Q09		2Q09		3Q09		3Q08
1	81	2.3	x	2.3	x	2.3	x	2.4	x
2	40	2.0	x	2.0	x	2.0	x	2.0	x
3	36	1.8	x	1.7	x	1.8	x	1.9	x
4	40	2.3	x	2.3	x	2.3	x	2.3	x

Total	197	2.1	x	2.1	x	2.1	x	2.2	x

	Number of
Property Type	Properties	3Q09		2Q09		3Q09		3Q08
Hospital	38	2.5	x	2.5	x	2.5	x	2.5	x
Skilled Nursing	159	1.9	x	1.9	x	1.9	x	2.0	x

Total	197	2.1	x	2.1	x	2.1	x	2.2	x

[1]	Coverage reflects the ratio of Kindred’s EBITDARM to rent. EBITDARM is defined as earnings before interest, income taxes, depreciation, amortization, rent and management fees. In the calculation of trailing twelve months EBITDARM, intercompany profit pertaining to services provided by Kindred’s PeopleFirst Rehabilitation Division has been eliminated from purchased ancillary expenses within the Ventas portfolio. Third quarter 2009 is most recent quarter available.

Ventas, Inc.
Fourth Quarter 2009 Supplemental Data
Triple-Net Lease Portfolio Trends:

[1]	Cash flow coverages are for trailing twelve months or annualized where the Company’s ownership is for a shorter period. Third quarter 2009 is most recent quarter available.

Ventas, Inc.
Fourth Quarter 2009 Supplemental Data
Triple-Net Lease Portfolio Trends:

[1]	Cash flow coverages are for trailing twelve months or annualized where the Company’s ownership is for a shorter period. Third quarter 2009 is most recent quarter available.

Ventas, Inc.
Fourth Quarter 2009 Supplemental Data
Triple-Net Lease Portfolio Trends:

[1]	Cash flow coverages are for trailing twelve months or annualized where the Company’s ownership is for a shorter period. Third quarter 2009 is most recent quarter available.

Ventas, Inc.
Fourth Quarter 2009 Supplemental Data
Medical Office Portfolio Statistics:1

	Year-Over-Year Comparison
	Stabilized		Same-Store Stabilized[2,3]		Lease-Up
	4Q09	4Q08	4Q09	4Q08	4Q09	4Q08
Number of properties:	21	19	18	18	5	2
Number of square feet:	1,281,357	1,046,828	1,042,728	1,042,728	432,742	181,952
Average occupancy:	94.7%	95.6%	94.4%	95.6%	74.4%	58.9%
Average annual rate per square foot:[4]	$30	$29	$29	$29	$30	$26

Operating revenue:	$8.0	$7.6	$7.3	$7.5	$2.2	$0.7
Less expenses:	2.7	2.6	2.5	2.6	0.8	0.4

Total NOI:	5.3	4.9	4.8	4.9	1.4	0.4
Less Company’s partners’ share:	0.2	0.4	0.2	0.4	0.2	0.0

Ventas NOI:	$5.1	$4.5	$4.6	$4.5	$1.2	$0.4

	Sequential Quarter Comparison
	Stabilized		Same-Store Stabilized[2,3]		Lease-Up
	4Q09	3Q09	4Q09	3Q09	4Q09	3Q09
Number of properties:	21	19	18	18	5	4
Number of square feet:	1,281,357	1,046,828	1,042,728	1,042,728	432,742	355,479
Average occupancy:	94.7%	94.0%	94.4%	93.9%	74.4%	70.6%
Average annual rate per square foot:[4]	$30	$29	$29	$29	$30	$30

Operating revenue:	$8.0	$7.3	$7.3	$7.3	$2.2	$1.8
Less expenses:	2.7	2.5	2.5	2.5	0.8	0.7

Total NOI:	5.3	4.7	4.8	4.7	1.4	1.1
Less Company’s partners’ share:	0.2	0.2	0.2	0.2	0.2	0.1

Ventas NOI:	$5.1	$4.5	$4.6	$4.5	$1.2	$1.0

[1]	Dollars in millions except for rate data. Totals may not add due to rounding.

[2]	Includes only those MOBs owned for the full period.

[3]	Includes only those MOBs owned in both comparison periods.

[4]	Average annual rate includes CAM adjustments.

Ventas, Inc.
Fourth Quarter 2009 Supplemental Data
Medical Office Stabilized Portfolio Trends:

[1]	Total property NOI, does not take into account Company’s partners’ share.

Ventas, Inc.
Fourth Quarter 2009 Supplemental Data
Seniors Housing Operating Portfolio Statistics:1

	Year-Over-Year Comparison
	Stabilized		Same-Store Stabilized[2]		Lease-Up
	4Q09	4Q08	4Q09	4Q08	4Q09	4Q08
Number of properties:	78	77	77	77	1	2
Number of units:	6,284	6,220	6,220	6,220	229	293
Resident day capacity:	685,124	677,396	677,948	677,396	23,552	30,728
Average resident occupancy:	88.8%	90.7%	88.8%	90.7%	77.7%	63.7%
Average daily rate / resident fees:	$174	$167	$173	$167	$139	$140

Operating revenue:	$105.7	$102.9	$104.4	$102.9	$2.5	$2.7
Less expenses:	73.0	71.6	72.1	71.6	1.9	1.9

Total NOI:	32.7	31.3	32.3	31.3	0.6	0.9
Less Company’s partner’s share:	4.9	4.7	4.8	4.7	0.1	0.2

Ventas NOI:	$27.8	$26.6	$27.5	$26.6	$0.5	$0.7

	Sequential Quarter Comparison
	Stabilized		Same-Store Stabilized[2]		Lease-Up
	4Q09	3Q09	4Q09	3Q09	4Q09	3Q09
Number of properties:	78	78	78	78	1	1
Number of units:	6,284	6,284	6,284	6,284	229	229
Resident day capacity:	685,124	684,752	685,124	684,752	23,552	23,552
Average resident occupancy:	88.8%	88.1%	88.8%	88.1%	77.7%	72.0%
Average daily rate / resident fees:	$174	$173	$174	$173	$139	$136

Operating revenue:	$105.7	$104.2	$105.7	$104.2	$2.5	$2.3
Less expenses:	73.0	71.2	73.0	71.2	1.9	1.9

Total NOI:	32.7	33.0	32.7	33.0	0.6	0.4
Less Company’s partner’s share:	4.9	4.9	4.9	4.9	0.1	0.1

Ventas NOI:	$27.8	$28.1	$27.8	$28.1	$0.5	$0.3

[1]	Dollars in millions except for rate data. Totals may not add due to rounding.

[2]	Includes only those communities stabilized in both comparison periods.

Ventas, Inc.
Fourth Quarter 2009 Supplemental Data
Seniors Housing Stabilized Operating Portfolio Trends:

[1]	Total community NOI, does not take into account Company’s partner’s share.

Ventas, Inc.
Fourth Quarter 2009 Supplemental Data
Historical Normalized FFO/Share:1

[1]	See Company’s public filings for a definition of normalized FFO.

Ventas, Inc.
Fourth Quarter 2009 Supplemental Data
Capitalization:

			As of
			December 31,
(In thousands, except per share amounts)			2009
Debt[1]
Revolving credit facilities			$8,466
Senior notes			1,109,929
Mortgage debt			1,551,706

Total debt			$2,670,101

Enterprise Value
Total debt			$2,670,101
Cash, including cash escrows pertaining to debt			(114,639)

Net debt			2,555,462

	Number of Shares	Closing Price
Common Stock	156,612	$43.74	6,850,209

Enterprise Value[2]			$9,405,671

Credit Statistics
Debt / Enterprise Value			28%
Secured Debt / Enterprise Value			16%
Net Debt / Pro Forma EBITDA[3]			4.1	x

Pro Forma EBITDA[3], annualized			$625,640

[1]	Debt balances are net of discounts and fair market value.

[2]	Total debt plus total equity.

[3]	EBITDA excludes merger-related expenses and deal costs.

Ventas, Inc.
Fourth Quarter 2009 Supplemental Data
Debt Maturity Schedule:1

[1]	Dollars in millions; data as of December 31, 2009 and excludes normal monthly principal amortization. The Company’s joint venture partners’ pro rata share of total maturities is approximately $143 million.

Ventas, Inc.
Fourth Quarter 2009 Supplemental Data
Debt Summary as of December 31, 2009
Debt Maturities and Scheduled Principal Amortization1

	Credit Facilities		Senior/Convertible Notes		Mortgage Debt		Total Debt
Period	Amount	Rate[2]	Amount	Rate[2]	Amount[3]	Rate[2]	Amount	Rate[2]

2010	$—	—	$1,375	6.8%	$201,607	4.6%	$202,982	4.6%
2011	—	—	230,000	3.9%	97,505	4.8%	327,505	4.2%
2012	8,466	3.0%	82,433	9.0%	329,328	6.2%	420,227	6.7%
2013	—	—	—	—	168,256	5.9%	168,256	5.9%
2014	—	—	71,654	6.6%	52,567	5.4%	124,221	6.1%
2015	—	—	142,669	7.1%	78,503	6.0%	221,172	6.7%
2016	—	—	400,000	6.5%	204,818	6.1%	604,818	6.4%
2017	—	—	225,000	6.8%	47,403	6.1%	272,403	6.6%
2018	—	—	—	—	20,297	6.5%	20,297	6.5%
2019	—	—	—	—	257,126	5.9%	257,126	5.9%
Thereafter	—	—	—	—	82,654	5.1%	82,654	5.1%

Subtotal	8,466	3.0%	1,153,131	6.3%	1,540,064	5.7%	2,701,661	5.9%

Discounts and Fair Market Value, net	—		(43,202)		11,642		(31,560)

Total	$8,466		$1,109,929		$1,551,706		$2,670,101

Weighted Average Maturity in Years	1.7		5.1		5.3		5.2

Debt Composition1

	December 31, 2009
	Amount	Rate[2]	% of Total
Fixed Rate Debt
Senior/Convertible Notes	$1,153,131	6.3%	42.7%
Mortgage Debt	1,324,094	6.3%	49.0%

Total Fixed Rate Debt	$2,477,225	6.3%	91.7%

Variable Rate Debt
Credit Facilities	$8,466	3.0%	0.3%
Mortgage Debt	215,970	2.1%	8.0%

Total Variable Rate Debt	224,436	2.1%	8.3%

Total Debt	$2,701,661	5.9%	100.0%

[1]	Dollars in thousands.

[2]	Rates are based on the cash interest paid on the outstanding debt and do not include amortization of discounts, fair market value or debt costs.

[3]	The Company’s joint venture partners’ pro rata share of total mortgage debt is approximately $159 million.

Ventas, Inc.
Fourth Quarter 2009 Supplemental Data
Debt Covenants:

	Credit Facilities
	Required	12/31/09
Total Liabilities / Gross Asset Value	Not greater than 60%	38%
Secured Debt / Gross Asset Value	Not greater than 30%	22%
Unsecured Debt / Unencumb. Gross Asset Value	Not greater than 60%	27%
Fixed Charge Coverage	Not less than 1.75x	3.2	x
Unencumbered Interest Coverage	Not less than 2.00x	5.1	x

	Bonds due 2012
	Required	12/31/09
Incurrence of Debt	Not greater than 60%	31%
Incurrence of Secured Debt	Not greater than 40%	10%
Total Unencumbered Assets	Not less than 150%	369%
Consolidated Income Available for Debt Service to Debt Service	Not less than 2.00x	5.1	x

Ventas, Inc.
Fourth Quarter 2009 Supplemental Data
Debt Covenants:

CONSOLIDATED BALANCE SHEETS
As of December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009 and December 31, 2008
(In thousands, except per share amounts)

	December 31,	September 30,	June 30,	March 31,	December 31,
	2009	2009	2009	2009	2008 *
Assets
Real estate investments:
Land	$557,276	$557,123	$552,712	$554,286	$555,015
Buildings and improvements	5,722,837	5,641,309	5,603,042	5,592,051	5,593,024
Construction in progress	12,508	8,611	18,319	21,176	12,591

	6,292,621	6,207,043	6,174,073	6,167,513	6,160,630
Accumulated depreciation	(1,177,911)	(1,126,516)	(1,075,293)	(1,036,617)	(987,691)

Net real estate property	5,114,710	5,080,527	5,098,780	5,130,896	5,172,939
Loans receivable, net	131,887	125,410	125,106	130,076	123,289

Net real estate investments	5,246,597	5,205,937	5,223,886	5,260,972	5,296,228
Cash and cash equivalents	107,397	70,889	46,523	95,806	176,812
Escrow deposits and restricted cash	39,832	96,477	94,470	38,275	55,866
Deferred financing costs, net	29,252	27,804	29,569	29,935	22,032
Other	193,167	186,203	176,413	168,858	220,480

Total assets	$5,616,245	$5,587,310	$5,570,861	$5,593,846	$5,771,418

Liabilities and equity
Liabilities:
Senior notes payable and other debt	$2,670,101	$2,615,142	$2,616,304	$2,942,401	$3,136,998
Deferred revenue	4,315	4,628	5,305	6,307	7,057
Accrued interest	17,974	35,481	16,952	42,121	21,931
Accounts payable and other accrued liabilities	186,130	175,125	164,659	161,775	168,198
Deferred income taxes	253,665	254,622	255,175	255,570	257,499

Total liabilities	3,132,185	3,084,998	3,058,395	3,408,174	3,591,683

Commitments and contingencies

Equity:
Ventas stockholders’ equity:
Preferred stock, $1.00 par value; 10,000 shares authorized, unissued	—	—	—	—	—
Common stock, $0.25 par value; 156,627, 156,605, 156,539, 143,453 and 143,302 shares issued at December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009 and December 31, 2008, respectively	39,160	39,155	39,138	35,867	35,825
Capital in excess of par value	2,573,039	2,570,146	2,565,933	2,267,440	2,264,125
Accumulated other comprehensive income (loss)	19,669	15,080	(1,411)	(18,322)	(21,089)
Retained earnings (deficit)	(165,710)	(139,478)	(109,012)	(117,124)	(117,806)
Treasury stock, 15, 0, 0, 2 and 15 shares at December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009 and December 31, 2008, respectively	(647)	—	(5)	(53)	(457)

Total Ventas stockholders’ equity	2,465,511	2,484,903	2,494,643	2,167,808	2,160,598
Noncontrolling interest	18,549	17,409	17,823	17,864	19,137

Total equity	2,484,060	2,502,312	2,512,466	2,185,672	2,179,735

Total liabilities and equity	$5,616,245	$5,587,310	$5,570,861	$5,593,846	$5,771,418

*	Historical financial statements have been restated to reflect the adoption of FASB guidance relating to the accounting of convertible debt instruments and FASB guidance relating to minority interests (now characterized as noncontrolling interests).

CONSOLIDATED STATEMENTS OF INCOME
For the three months and year ended December 31, 2009 and 2008
(In thousands, except per share amounts)

	For the Three Months		For the Year
	Ended December 31,		Ended December 31,
	2009	2008 *	2009	2008 *
Revenues:
Rental income	$127,193	$122,673	$501,087	$481,368
Resident fees and services	108,205	105,609	421,058	429,257
Income from loans and investments	3,279	3,474	13,107	8,847
Interest and other income	349	697	842	4,226

Total revenues	239,026	232,453	936,094	923,698

Expenses:
Interest	44,607	50,603	178,503	204,450
Depreciation and amortization	52,075	53,982	200,911	230,881
Property-level operating expenses	78,443	76,447	302,813	306,944
General, administrative and professional fees (including non-cash stock-based compensation expense of $2,667 and $2,160 for the three months ended 2009 and 2008, respectively, and $11,882 and $9,976 for the year ended 2009 and 2008, respectively)	8,220	11,158	38,830	40,651
Foreign currency loss (gain)	19	(11)	50	(162)
(Gain) loss on extinguishment of debt	—	(2,858)	6,080	(2,398)
Merger-related expenses and deal costs	1,565	1,332	13,015	4,460

Total expenses	184,929	190,653	740,202	784,826

Income before reversal of contingent liability, income taxes, discontinued operations and noncontrolling interest	54,097	41,800	195,892	138,872
Reversal of contingent liability	—	—	—	23,328
Income tax benefit	367	1,720	1,719	15,885

Income from continuing operations	54,464	43,520	197,611	178,085
Discontinued operations	314	14,631	71,749	47,202

Net income	54,778	58,151	269,360	225,287
Net income attributable to noncontrolling interest, net of tax	697	621	2,865	2,684

Net income attributable to common stockholders	$54,081	$57,530	$266,495	$222,603

Earnings per common share:
Basic:
Income from continuing operations attributable to common stockholders	$0.35	$0.30	$1.28	$1.25
Discontinued operations	0.00	0.10	0.47	0.34

Net income attributable to common stockholders	$0.35	$0.40	$1.75	$1.59

Diluted:
Income from continuing operations attributable to common stockholders	$0.35	$0.30	$1.27	$1.25
Discontinued operations	0.00	0.10	0.47	0.34

Net income attributable to common stockholders	$0.35	$0.40	$1.74	$1.59

Weighted average shares used in computing earnings per common share:
Basic	156,296	142,963	152,566	139,572
Diluted	156,692	143,047	152,758	139,912

Dividends declared per common share	$0.5125	$0.5125	$2.0500	$2.0500

*	Historical financial statements have been restated to reflect the adoption of FASB guidance relating to the accounting of convertible debt instruments and FASB guidance relating to minority interests (now characterized as noncontrolling interests).

QUARTERLY CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except per share amounts)

					Fourth
	2009 Quarters				Quarter
	Fourth	Third	Second	First	2008*
Revenues:
Rental income	$127,193	$125,939	$125,084	$122,871	$122,673
Resident fees and services	108,205	106,515	103,399	102,939	105,609
Income from loans and investments	3,279	3,214	3,333	3,281	3,474
Interest and other income	349	99	108	286	697

Total revenues	239,026	235,767	231,924	229,377	232,453

Expenses:
Interest	44,607	43,646	44,156	46,094	50,603
Depreciation and amortization	52,075	50,329	48,826	49,681	53,982
Property-level operating expenses	78,443	76,338	72,564	75,468	76,447
General, administrative and professional fees (including non-cash stock-based compensation expense of $2,667, $3,078, $3,078, $3,059, and $2,160, respectively)	8,220	9,657	10,355	10,598	11,158
Foreign currency loss (gain)	19	32	5	(6)	(11)
Loss (gain) on extinguishment of debt	—	—	5,975	105	(2,858)
Merger-related expenses and deal costs	1,565	5,894	3,502	2,054	1,332

Total expenses	184,929	185,896	185,383	183,994	190,653

Income before income taxes, discontinued operations and noncontrolling interest	54,097	49,871	46,541	45,383	41,800
Income tax benefit	367	410	395	547	1,720

Income from continuing operations	54,464	50,281	46,936	45,930	43,520
Discontinued operations	314	149	42,247	29,039	14,631

Net income	54,778	50,430	89,183	74,969	58,151
Net income attributable to noncontrolling interest, net of tax	697	625	802	741	621

Net income attributable to common stockholders	$54,081	$49,805	$88,381	$74,228	$57,530

Earnings per common share:
Basic:
Income from continuing operations attributable to common stockholders	$0.35	$0.32	$0.30	$0.32	$0.30
Discontinued operations	0.00	0.00	0.27	0.20	0.10

Net income attributable to common stockholders	$0.35	$0.32	$0.57	$0.52	$0.40

Diluted:
Income from continuing operations attributable to common stockholders	$0.35	$0.32	$0.30	$0.32	$0.30
Discontinued operations	0.00	0.00	0.27	0.20	0.10

Net income attributable to common stockholders	$0.35	$0.32	$0.57	$0.52	$0.40

Weighted average shares used in computing earnings per common share:
Basic	156,296	156,250	154,441	143,091	142,963
Diluted	156,692	156,516	154,510	143,145	143,047

Dividends declared per common share	$0.5125	$0.5125	$0.5125	$0.5125	$0.5125

*	Historical financial statements have been restated to reflect the adoption of FASB guidance relating to the accounting of convertible debt instruments and FASB guidance relating to minority interests (now characterized as noncontrolling interests).

CONSOLIDATED STATEMENTS OF CASH FLOWS
For the year ended December 31, 2009 and 2008
(In thousands)

	2009	2008 *
Cash flows from operating activities:
Net income	$269,360	$225,287
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization (including amounts in discontinued operations)	201,254	235,754
Amortization of deferred revenue and lease intangibles, net	(6,669)	(9,344)
Other amortization expenses	6,353	3,994
Stock-based compensation	11,882	9,976
Straight-lining of rental income	(11,879)	(14,652)
Loss (gain) on extinguishment of debt	6,080	(168)
Net gain on sale of real estate assets (including amounts in discontinued operations)	(67,305)	(39,026)
Income tax benefit	(1,719)	(15,885)
Reversal of contingent liability	—	(23,328)
Provision for loan losses	—	5,994
Other	(91)	614
Changes in operating assets and liabilities:
Increase in other assets	(1,514)	(3,541)
(Decrease) increase in accrued interest	(3,957)	1,100
Increase in other liabilities	20,306	3,132

Net cash provided by operating activities	422,101	379,907
Cash flows from investing activities:
Net investment in real estate property	(45,715)	(53,801)
Investment in loans receivable	(13,803)	(108,826)
Purchase of marketable debt securities	—	(63,680)
Proceeds from real estate disposals	58,542	104,183
Proceeds from loans receivable	8,028	135
Proceeds from sale of investments	5,000	—
Capital expenditures	(13,798)	(16,359)
Other	—	2,092

Net cash used in investing activities	(1,746)	(136,256)
Cash flows from financing activities:
Net change in borrowings under revolving credit facilities	(292,873)	73,366
Proceeds from debt	365,682	140,262
Repayment of debt	(525,173)	(416,896)
Payment of deferred financing costs	(16,655)	(3,857)
Issuance of common stock, net	299,201	408,540
Cash distribution to common stockholders	(314,399)	(288,849)
Contributions from noncontrolling interest	1,211	—
Distributions to noncontrolling interest	(9,869)	(15,732)
Other	2,695	7,187

Net cash used in financing activities	(490,180)	(95,979)

Net (decrease) increase in cash and cash equivalents	(69,825)	147,672
Effect of foreign currency translation on cash and cash equivalents	410	806
Cash and cash equivalents at beginning of period	176,812	28,334

Cash and cash equivalents at end of period	$107,397	$176,812

Supplemental schedule of non-cash activities:
Assets and liabilities assumed from acquisitions:
Real estate investments	$67,781	$33,967
Utilization of escrow funds held for an Internal Revenue Code Section 1031 exchange	(64,995)	—
Other assets acquired	—	1,684
Debt assumed	—	34,629
Deferred taxes	—	—
Other liabilities	62	337
Noncontrolling interest	2,724	685

Debt transferred on the sale of assets	38,759	6,917

*	Historical financial statements have been restated to reflect the adoption of FASB guidance relating to the accounting of convertible debt instruments and FASB guidance relating to minority interests (now characterized as noncontrolling interests).

QUARTERLY CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

					Fourth
	2009 Quarters				Quarter
	Fourth	Third	Second	First	2008*
Cash flows from operating activities:
Net income	$54,778	$50,430	$89,183	$74,969	$58,151
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization (including amounts in discontinued operations)	52,092	50,347	48,907	49,908	54,974
Amortization of deferred revenue and lease intangibles, net	(1,518)	(1,564)	(1,729)	(1,858)	(2,142)
Other amortization expenses	2,058	1,921	1,766	608	376
Stock-based compensation	2,667	3,078	3,078	3,059	2,160
Straight-lining of rental income	(2,918)	(2,971)	(3,052)	(2,938)	(3,437)
Loss (gain) on extinguishment of debt	—	—	5,922	158	(105)
Net gain on sale of real estate assets (including amounts in discontinued operations)	(294)	(120)	(39,020)	(27,871)	(13,157)
Income tax benefit	(367)	(410)	(395)	(547)	(1,720)
Other	(178)	99	(169)	157	(90)
Changes in operating assets and liabilities:
Decrease (increase) in other assets	2,763	(5,703)	(262)	1,688	(2,247)
(Decrease) increase in accrued interest	(17,507)	18,529	(25,169)	20,190	(24,324)
Increase (decrease) in other liabilities	7,328	14,419	2,526	(3,967)	9,660

Net cash provided by operating activities	98,904	128,055	81,586	113,556	78,099
Cash flows from investing activities:
Net investment in real estate property	(21,987)	(4,370)	(10,971)	(8,387)	(6,514)
Investment in loans receivable	(6,430)	—	—	(7,373)	(10,000)
Proceeds from real estate disposals	740	1,188	—	56,614	45,804
Proceeds from loans receivable	120	207	6,051	1,650	13
Proceeds from sale of investments	5,000	—	—	—	—
Capital expenditures	(6,614)	(3,156)	(158)	(3,870)	(4,185)
Other	—	—	—	—	1,770

Net cash (used in) provided by investing activities	(29,171)	(6,131)	(5,078)	38,634	26,888
Cash flows from financing activities:
Net change in borrowings under revolving credit facilities	(1,417)	(1,528)	(202,882)	(87,046)	245,582
Proceeds from debt	61,480	3,087	291,914	9,201	129,903
Repayment of debt	(8,642)	(13,515)	(428,659)	(74,357)	(333,750)
Payment of deferred financing costs	(3,233)	—	(3,855)	(9,567)	(3,202)
Issuance of common stock, net	—	—	299,201	—	—
Cash distribution to common stockholders	(80,313)	(80,271)	(80,269)	(73,546)	(73,468)
Contributions from noncontrolling interest	576	329	306	—	—
Distributions to noncontrolling interest	(2,373)	(2,472)	(3,610)	(1,414)	(10,400)
Other	692	(3,454)	1,808	3,649	235

Net cash used in financing activities	(33,230)	(97,824)	(126,046)	(233,080)	(45,100)

Net increase (decrease) in cash and cash equivalents	36,503	24,100	(49,538)	(80,890)	59,887
Effect of foreign currency translation on cash and cash equivalents	5	266	255	(116)	1,002
Cash and cash equivalents at beginning of period	70,889	46,523	95,806	176,812	115,923

Cash and cash equivalents at end of period	$107,397	$70,889	$46,523	$95,806	$176,812

Supplemental schedule of non-cash activities:
Assets and liabilities assumed from acquisitions:
Real estate investments	$59,326	$148	$—	$8,307	$(4,611)
Utilization of escrow funds held for an Internal Revenue Code Section 1031 exchange	(55,700)	—	—	(9,295)	—
Other assets acquired	—	(82)	—	82	1,163
Debt assumed	—	—	—	—	—
Deferred taxes	—	—	—	—	(650)
Other liabilities	1,948	—	—	(1,886)	(3,234)
Noncontrolling interest	1,677	67	—	980	436

Debt transferred on the sale of assets	—	—	—	38,759	6,917

*	Historical financial statements have been restated to reflect the adoption of FASB guidance relating to the accounting of convertible debt instruments and FASB guidance relating to minority interests (now characterized as noncontrolling interests).

ANNUAL FUNDS FROM OPERATIONS, NORMALIZED FFO AND FUNDS AVAILABLE FOR DISTRIBUTION
(In thousands, except per share amounts)

	For the Year
	Ended December 31,
	2009	2008 *

Net income attributable to common stockholders	$266,495	$222,603
Adjustments:
Depreciation and amortization on real estate assets	200,221	230,158
Depreciation on real estate assets related to noncontrolling interest	(6,349)	(6,251)
Discontinued operations:
Gain on sale of real estate assets	(67,305)	(39,026)
Depreciation and amortization on real estate assets	347	4,873

FFO	393,409	412,357
Merger-related expenses and deal costs	13,015	4,460
Income tax benefit	(3,459)	(17,616)
Loss (gain) on extinguishment of debt	6,080	(2,398)
Reversal of contingent liability	—	(23,328)
Provision for loan losses	—	5,994

Normalized FFO	409,045	379,469

Straight-lining of rental income	(11,879)	(14,652)
Routine capital expenditures	(8,067)	(8,128)

Normalized FAD	$389,099	$356,689

Per diluted share (1):
Net income attributable to common stockholders	$1.74	$1.59
Adjustments:
Depreciation and amortization on real estate assets	1.31	1.65
Depreciation on real estate assets related to noncontrolling interest	(0.04)	(0.04)
Discontinued operations:
Gain on sale of real estate assets	(0.44)	(0.28)
Depreciation and amortization on real estate assets	0.00	0.03

FFO	2.58	2.95
Merger-related expenses and deal costs	0.09	0.03
Income tax benefit	(0.02)	(0.13)
Loss (gain) on extinguishment of debt	0.04	(0.02)
Reversal of contingent liability	—	(0.17)
Provision for loan losses	—	0.04

Normalized FFO	2.68	2.71

Straight-lining of rental income	(0.08)	(0.10)
Routine capital expenditures	(0.05)	(0.06)

Normalized FAD	$2.55	$2.55

(1)	Per share amounts may not add due to rounding.

*	Historical financial statements have been restated to reflect the adoption of FASB guidance relating to the accounting of convertible debt instruments and FASB guidance relating to minority interests (now characterized as noncontrolling interests).

QUARTERLY FUNDS FROM OPERATIONS, NORMALIZED FFO AND FUNDS AVAILABLE FOR DISTRIBUTION
(In thousands, except per share amounts)

					Fourth
	2009 Quarters				Quarter
	Fourth	Third	Second	First	2008*

Net income attributable to common stockholders	$54,081	$49,805	$88,381	$74,228	$57,530
Adjustments:
Depreciation and amortization on real estate assets	51,891	50,164	48,655	49,511	53,809
Depreciation on real estate assets related to noncontrolling interest	(1,653)	(1,580)	(1,496)	(1,620)	(1,582)
Discontinued operations:
Gain on sale of real estate assets	(294)	(120)	(39,020)	(27,871)	(13,157)
Depreciation and amortization on real estate assets	17	20	83	227	992

FFO	104,042	98,289	96,603	94,475	97,592
Merger-related expenses and deal costs	1,565	5,894	3,502	2,054	1,332
Income tax benefit	(789)	(797)	(936)	(937)	(2,059)
Loss (gain) on extinguishment of debt	—	—	5,975	105	(2,858)

Normalized FFO	104,818	103,386	105,144	95,697	94,007

Straight-lining of rental income	(2,918)	(2,971)	(3,052)	(2,938)	(3,437)
Routine capital expenditures	(4,233)	(2,058)	(632)	(1,144)	(3,660)

Normalized FAD	$97,667	$98,357	$101,460	$91,615	$86,910

Per diluted share (1):
Net income attributable to common stockholders	$0.35	$0.32	$0.57	$0.52	$0.40
Adjustments:
Depreciation and amortization on real estate assets	0.33	0.32	0.31	0.35	0.38
Depreciation on real estate assets related to noncontrolling interest	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)
Discontinued operations:
Gain on sale of real estate assets	(0.00)	(0.00)	(0.25)	(0.19)	(0.09)
Depreciation and amortization on real estate assets	0.00	0.00	0.00	0.00	0.01

FFO	0.66	0.63	0.63	0.66	0.68
Merger-related expenses and deal costs	0.01	0.04	0.02	0.01	0.01
Income tax benefit	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)
Loss (gain) on extinguishment of debt	—	—	0.04	0.00	(0.02)

Normalized FFO	0.67	0.66	0.68	0.67	0.66

Straight-lining of rental income	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)
Routine capital expenditures	(0.03)	(0.01)	(0.00)	(0.01)	(0.03)

Normalized FAD	$0.62	$0.63	$0.66	$0.64	$0.61

(1)	Per share amounts may not add due to rounding.

*	Historical financial statements have been restated to reflect the adoption of FASB guidance relating to the accounting of convertible debt instruments and FASB guidance relating to minority interests (now characterized as noncontrolling interests).
Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. To overcome this problem, the Company considers FFO and normalized FFO and FAD appropriate measures of performance of an equity REIT. The Company uses the NAREIT definition of FFO. NAREIT defines FFO as net income, computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect FFO on the same basis. The Company defines normalized FFO as FFO excluding certain income and expense items as listed below. Normalized FAD represents normalized FFO excluding straight-line rental adjustments and routine capital expenditures.
FFO and normalized FFO and FAD presented herein are not necessarily comparable to FFO and normalized FFO and FAD presented by other real estate companies due to the fact that not all real estate companies use the same definitions. FFO and normalized FFO and FAD should not be considered as alternatives to net income (determined in accordance with GAAP) as indicators of the Company’s financial performance or as alternatives to cash flow from operating activities (determined in accordance with GAAP) as measures of the Company’s liquidity, nor are FFO and normalized FFO and FAD necessarily indicative of sufficient cash flow to fund all of the Company’s needs. The Company believes that in order to facilitate a clear understanding of the consolidated historical operating results of the Company, FFO and normalized FFO and FAD should be examined in conjunction with net income as presented elsewhere herein.
The Company’s normalized FFO excludes (a) gains and losses on the sales of assets, (b) merger-related costs and expenses and deal costs and expenses, including expenses relating to the Company’s lawsuit against HCP, Inc., (c) the impact of any expenses related to asset impairment and valuation allowances, the write-off of unamortized deferred financing fees, or additional costs, expenses, discounts or premiums incurred as a result of early debt retirement or payment of the Company’s debt, (d) the non-cash effect of income tax benefits and (e) the reversal of contingent liabilities.

Recently Adopted Accounting Standards
On January 1, 2009, the Company adopted Financial Accounting Standards Board (“FASB”) guidance relating to convertible debt instruments that specifies that issuers of convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement) should separately account for the liability and equity components in a manner that will reflect the entity’s nonconvertible debt borrowing rate when interest cost is recognized in subsequent periods. Additionally, on January 1, 2009, the Company adopted FASB guidance which changes the reporting for minority interests, which now must be characterized as noncontrolling interests and classified as a component of consolidated equity. The calculation of income and earnings per share continues to be based on income amounts attributable to the parent and is characterized as net income attributable to common stockholders. As required, all prior period amounts have been restated to reflect the adoption of this new guidance.

Normalized FFO and FAD Guidance for the Year Ending December 31, 2010
The following table illustrates the Company’s normalized FFO and FAD per diluted common share guidance for the year ending December 31, 2010:

	GUIDANCE
	For the Year
	Ending
	December 31, 2010
Net income attributable to common stockholders	1.38	–	1.47
Adjustments:
Depreciation and amortization on real estate assets, depreciation related to noncontrolling interest and gain/loss on sale of real estate assets, net	1.28	–	1.28

FFO	2.66	–	2.75
Adjustments:
Income tax benefit/expense, gain/loss on extinguishment of debt and merger-related expenses and deal costs, net	0.03	–	0.00

Normalized FFO	2.69	–	2.75
Straight-lining of rental income and routine capital expenditures	(0.14)	–	(0.13)

Normalized FAD	$2.55	–	$2.62

Net Debt to Pro Forma EBITDA
The following pro forma information considers the effect on net income, interest and depreciation of the Company’s investments and other capital transactions that were completed during the three months ended December 31, 2009, as if the transactions had been consummated as of the beginning of the period. The following table illustrates net debt to pro forma earnings before interest, taxes, depreciation and amortization (“EBITDA”), excluding merger-related expenses and deal costs (dollars in thousands):

Pro forma net income for the three months ended December 31, 2009	$53,964
Add back:
Pro forma interest (including discontinued operations)	45,014
Pro forma depreciation and amortization (including discontinued operations)	52,863
Stock-based compensation	2,667
Income tax benefit	(366)
Noncontrolling interest	697
Net gain on real estate disposals	(294)
Other taxes	300
Merger-related expenses and deal costs	1,565

Pro forma EBITDA	$156,410

Pro forma EBITDA annualized	$625,640

As of December 31, 2009:
Debt	$2,670,101
Cash, including cash escrows pertaining to debt	(114,639)

Net debt	$2,555,462

Net debt to pro forma EBITDA	4.1	x

The Company considers EBITDA, excluding merger-related expenses and deal costs, a profitability measure which indicates the Company’s ability to service debt. The Company considers the net debt to pro forma EBITDA ratio a useful measure to evaluate the Company’s ability to pay its indebtedness. EBITDA, excluding merger-related and deal costs, presented herein is not necessarily comparable to EBITDA presented by other companies due to the fact that not all companies use the same definition. EBITDA should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of the Company’s financial performance or as an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity, nor is EBITDA necessarily indicative of sufficient cash flow to fund all of the Company’s needs. The Company believes that in order to facilitate a clear understanding of the consolidated historical operating results of the Company, EBITDA should be examined in conjunction with net income as presented elsewhere herein.